Thrivent Mutual Funds

Supplement to Prospectus dated February 28, 2009

with respect to

Thrivent Partner Mid Cap Value Fund

Class A and Institutional Class Shares

The “Portfolio Management” section of the prospectus is amended.

The description under Thrivent Partner Mid Cap Value Fund is deleted in its entirety and replaced with the following:

Thrivent Asset Mgt. has engaged Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, as investment subadviser for Thrivent Partner Mid Cap Value Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of approximately $739.4 billion. GSAM uses its Value Team (the “Team”) to manage the day-to-day responsibilities of the Fund. Andrew Braun is a co-chief investment officer of the Team, which he has been with since 1997. Sean Gallagher is also a co-chief investment officer of the Team, which he has been with since 2000. Dolores Bamford, CFA is a co-manager and has been with GSAM since 2002. David Berdon is a co-manager and joined the Team in 2001. Scott Carroll, CFA is a co-manager and has been with GSAM since 2002. Sean A. Butkus, CFA is a co-manager and has been with the Team since 2004. Prior to joining the Team, he worked on the Business Planning Team of GSAM’s Investment Management Division. Mr. Butkus has been with GSAM since 1998. J. Kelly Flynn is a co-manager and has been with GSAM since 2002.

The date of this Supplement is April 30, 2009

Please include this Supplement with your Prospectus

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